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                                                                    EXHIBIT 10.8


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                           COLLATERAL AGENCY AGREEMENT

                                      Among

                         WILLIAMS ENERGY PARTNERS L.P.,

                        WILLIAMS PIPE LINE COMPANY, LLC,

                      The Several Purchasers Parties Hereto

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
                    as Collateral Agent and Cash Escrow Agent

                           Dated as of October 1, 2002


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                                TABLE OF CONTENTS

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SECTION 1 DEFINITIONS........................................................     1

     1.1.     Defined Terms..................................................     1

     1.2.     Other Definitional Provisions..................................     3

SECTION 2 APPOINTMENT OF COLLATERAL AGENT....................................     3

     2.1.     Appointment of Collateral Agent by the Secured Parties.........     3

     2.2.     Exercise of Powers; Instructions of Required Holders, etc......     4

SECTION 3 COLLATERAL ACCOUNTS; DISTRIBUTIONS.................................     4

     3.1.     The Collateral Account.........................................     4

     3.2.     Control of the Collateral Account..............................     4

     3.3.     Investment of Funds Deposited in the Collateral Account........     4

     3.4.     Application of Moneys..........................................     5

     3.5.     Collateral Agent's Calculations................................     5

     3.6.     Pro Rata Sharing...............................................     6

SECTION 4 THE CASH ESCROW ACCOUNT............................................     6

     4.1.     Cash Escrow Account............................................     6

     4.2.     Deposit of Cash Escrow Amounts.................................     6

     4.3.     Status of Cash Escrow Account Monies...........................     6

     4.4.     Disbursement of Cash Escrow Amounts............................     7

     4.5.     Failure to Deposit Cash Escrow Amounts.........................     7

     4.6.     Cash Escrow Agent..............................................     7

SECTION 5 THE COLLATERAL AGENT...............................................     7

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
     5.1.     Compensation and Indemnification...............................     7

     5.2.     Rights of the Collateral Agent; Exculpatory Provisions.........     8

     5.3.     Delegation of Duties...........................................     9

     5.4.     Reliance by Collateral Agent...................................     9

     5.5.     Limitations on Duties of the Collateral Agent..................    11

     5.6.     Resignation and Removal of the Collateral Agent................    11

     5.7.     Status of Successor Collateral Agent...........................    12

     5.8.     Merger of the Collateral Agent.................................    12

SECTION 6 MISCELLANEOUS......................................................    13

     6.1.     Notices........................................................    13

     6.2.     No Waivers.....................................................    13

     6.3.     Amendments, Supplements and Waivers............................    13

     6.4.     Headings.......................................................    13

     6.5.     Severability...................................................    13

     6.6.     Successors and Assigns.........................................    14

     6.7.     Governing Law..................................................    14

     6.8.     Counterparts...................................................    14

     6.9.     Termination....................................................    14

     6.10.    Inspection by Regulatory Agencies..............................    14

     6.11.    Submission to Jurisdiction; Waivers............................    14

     6.12.    Waivers of Jury Trial..........................................    15


            COLLATERAL AGENCY AGREEMENT (this "Agreement"), dated as of October 1, 2002, among WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership (the "Guarantor"), WILLIAMS PIPE LINE COMPANY, LLC, a Delaware limited liability company (the "Company"; together with the Company, the "Grantors"), the several Purchasers (as defined in accordance with Section 1.1) party hereto and STATE STREET BANK AND TRUST COMPANY, as collateral agent (the "Collateral Agent") and cash escrow agent (the "Cash Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, to induce the Purchasers to purchase the Notes to be issued by the Company upon the terms and subject to the conditions set forth in the Note Purchase Agreement (as defined below) the Company has executed the Security Agreement, dated as of the date hereof (the "Security Agreement"), by and among the Grantors and the Collateral Agent;

            WHEREAS, pursuant to the Security Agreement the Company has granted certain Liens on its assets, and the Guarantor has pledged its membership interests in the Company, to the Collateral Agent for the benefit of the holders of Notes to secure the Obligations (as defined below);

            WHEREAS, pursuant to the Note Purchase Agreement, the Purchasers have severally agreed to purchase Notes issued by the Company upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Company has agreed to deposit amounts equivalent to the interest due on the Notes in an escrow account; and

            WHEREAS, it is a condition precedent to the effectiveness of the Note Purchase Agreement that the Grantors, the Collateral Agent and the Cash Escrow Agent shall have executed and delivered this Agreement to the Purchasers;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration receipt of which is hereby acknowledged, the Grantors, the Purchasers, the Collateral Agent and the Cash Escrow Agent hereby agree as follows:

                                    SECTION 1

                                   DEFINITIONS

            1.1. Defined Terms. As used in this Agreement, terms defined in the Note Purchase Agreement and used herein shall (unless otherwise defined herein) have the meanings assigned to such terms in the Note Purchase Agreement, and the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Agreement" shall mean this Collateral Agency Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Cash Escrow Account" shall have the meaning assigned to such term in Section 4.1.

            "Cash Escrow Amount" shall have the meaning assigned to such term in
      Section 4.2.

            "Cash Proceeds" shall mean all Proceeds of Collateral consisting of cash, checks, credit card proceeds, money orders or commercial paper of any kind whatsoever.

            "Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

            "Collateral" shall mean all assets, property and interests, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Collateral Account" shall have the meaning assigned to such term in
      Section 3.3 hereof.

            "Company" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Distribution Date" shall mean each date fixed by the Collateral Agent (at the instruction of the Required Holders) for a distribution to the Secured Parties of funds held in the Collateral Account.

            "Note Purchase Agreement" means the Note Purchase Agreement, dated as of October 1, 2002, among Williams GP LLC, the Grantors and each of the Purchasers party thereto.

            "Notice of Default" shall mean a notice delivered by or to the Grantors pursuant to the Note Purchase Agreement stating that an Event of Default has occurred and is continuing.

            "Grantors" means the Guarantor and the Company.

            "Guarantor" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel satisfactory to the Collateral Agent, who may, but need not, be an employee of the Company or counsel regularly retained by the Guarantor or the Collateral Agent.

            "Proceeds" shall have the meaning assigned to such term in the Code.

            "Responsible Trust Officer" shall mean any Vice President, Trust Officer or Corporate Trust Officer or any other officer, in each case employed in the Corporate Trust Administration Department of the Collateral Agent.

            "Secured Obligations" shall mean all of the following (without duplication), in each case whether now existing or hereafter incurred or created, except to the extent otherwise expressly provided in the agreements or instruments relating thereto:

                  (i) the Obligations;

                  (ii) the Guarantor Obligations (as defined in the Security
            Agreement);

                  (ii) all sums payable by the Company under this Agreement or any Security Document.

            "Secured Parties" shall mean at any time the holders of the Secured Obligations.

            "Security Agreement" as defined in the recitals hereto.

            1.2. Other Definitional Provisions. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                    SECTION 2

                         APPOINTMENT OF COLLATERAL AGENT

            2.1. Appointment of Collateral Agent by the Secured Parties. (a)
By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents,
(ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provision of this Agreement and the Security Documents against any Company or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action to enforce any provision of this Agreement or any Security Document against any Company or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents.

            (b) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement and the Security Documents; the Collateral Agent further agrees that it will hold such Collateral Estate for the benefit of the Secured Parties for the enforcement of the payment of all Secured Obligations and as security for the performance of and compliance by the Grantors with the covenants and conditions of this Agreement and the Note Purchase Documents.

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                                                                               4


            2.2. Exercise of Powers; Instructions of Required Holders, etc. (a) All of the powers, remedies and rights of the Collateral Agent as set forth herein and in any Security Document may be exercised by the Collateral Agent as provided herein and therein.

            (b) The Required Holders shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement, the Note Purchase Agreement or any Security Document, provided that (i) such direction shall not conflict with the provisions of law or of this Agreement or of any Security Document or of any other Note Purchase Document and (ii) the Collateral Agent shall be adequately indemnified. Nothing in this Section 2.2(b) shall impair the right of the Collateral Agent, in its discretion and at any time, to take any action which it deems proper and which is not inconsistent with any direction received from the Required Holders. In the absence of such direction from the Required Holders, the Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

                                    SECTION 3

                       COLLATERAL ACCOUNTS; DISTRIBUTIONS

            3.1. The Collateral Account. At all times prior to repayment in full of all the Obligations, there shall be maintained with the Collateral Agent at the office of the Collateral Agent located in Massachusetts an account which shall be entitled the "Williams Pipe Line Company Collateral Account" (the "Collateral Account"). All moneys which are required by this Agreement, the Note Purchase Agreement or any Security Document to be deposited in the Collateral Account or which are delivered to or received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document or otherwise, shall be deposited in the Collateral Account and applied in accordance with the terms of this Agreement.

            3.2. Control of the Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

            3.3. Investment of Funds Deposited in the Collateral Account(i) . The Collateral Agent may, but is under no obligation to, invest and reinvest moneys on deposit in the Collateral Account at any time in such Cash Equivalents as the Company may direct in writing to the Collateral Agent, provided that, the Collateral Agent shall not make any such investment upon receipt of a Notice of Default. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral.

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                                                                               5


            3.4. Application of Moneys. (a) All moneys held by the Collateral Agent in the Collateral Account or received by the Collateral Agent may, or at the request of the Required Holders shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this
Section 3.4), be distributed (subject to the provisions of Sections 3.5 and 3.6) by the Collateral Agent on each Distribution Date in the following order of priority:

            First: equally to the payment of all unpaid fees and expenses of the Collateral Agent payable under this Agreement or any Security Document;

            Second: subject to Section 3.6, to the Secured Parties in an amount equal to the unpaid principal or face amount of, and unpaid interest on, and premium or fees, if any, in respect of, the Secured Obligations then outstanding whether or not then due and payable and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

            Third: to the Secured Parties, amounts equal to all other sums which constitute Secured Obligations, including without limitation the costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Note Purchase Documents and which constitute Secured Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Secured Parties in proportion to such sums; and

            Fourth: any surplus then remaining shall be paid to the applicable Grantor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            (b) The term "unpaid" as used in clause Second of Section 3.4(a) refers:

                  (i) in the absence of a bankruptcy proceeding with respect to the Company, to all amounts of Secured Obligations outstanding as of a Distribution Date, whether or not such amounts are fixed or contingent, and

                  (ii) during the pendency of a bankruptcy proceeding with
            respect to the Company, to all amounts allowed by the bankruptcy court in respect of Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made in respect thereof.

            (c) The Collateral Agent shall make all payments and distributions under this Section 3.4 to the relevant Secured Party based on the information supplied to the Collateral Agent by such Secured Party.

            3.5. Collateral Agent's Calculations. In making the determinations and allocations required by Section 3.4, the Collateral Agent may conclusively rely upon information supplied by the Required Holders as to the amounts payable with respect to Obligations or upon information supplied by the holder of any other Secured Obligation or the Company as to the amounts payable with respect to any other Secured Obligation, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on any such information. All distributions made by the Collateral Agent pursuant to Section 3.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error).

            3.6. Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein. To the extent that the Collateral Agent distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

                                    SECTION 4

                             THE CASH ESCROW ACCOUNT

            4.1. Cash Escrow Account. The Company and the holders of the Notes desire State Street Bank and Trust Company to act as Cash Escrow Agent to effectuate the Company's obligations under Section 8.15 of the Note Purchase Agreement, and the Cash Escrow Agent is willing to act as escrow agent and, in that capacity, to hold, administer and distribute the amounts deposited by the Company with the Cash Escrow Agent in escrow (the "Cash Escrow Account") in accordance with this Section 4.

            4.2. Deposit of Cash Escrow Amounts. At the Initial Closing under the Note Purchase Agreement and on each succeeding Interest Payment Date, the Company shall provide the Cash Escrow Agent with a written calculation of the Cash Escrow Amounts to be deposited by the Company for the next succeeding six-month period. The Company shall deposit with the Cash Escrow Agent on or before the last day of each month, and maintain on deposit with the Cash Escrow Agent until the next succeeding Interest Payment Date, an amount representing one-sixth of the interest payment due on the Notes on the next succeeding Interest Payment Date (the "Cash Escrow Amount").

            4.3. Status of Cash Escrow Account Monies. All amounts deposited by the Company in the Cash Escrow Account shall be segregated from other funds of the Cash Escrow Agent and shall be held in trust by the Cash Escrow Agent for the benefit of the holders of the Notes, solely for the purpose of the payment of interest on the Notes. No Cash Escrow Amounts shall be included in the Collateral Estate. The Cash Escrow Agent may, but is under no obligation to, invest and reinvest moneys on deposit in the Cash Escrow Account at any time in

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                                                                               7


such Cash Equivalents as the Company may direct in writing to the Cash Escrow Agent, provided that, the Cash Escrow Agent shall not make any such investment upon receipt of a Notice of Default. Income earned, if any, by investment of the monies in the Cash Escrow Account shall be transferred on each Interest Payment Date to the Company unless a Notice of Default shall have been received by the Cash Escrow Agent in which case any such income shall be transferred to the Collateral Account.

            4.4. Disbursement of Cash Escrow Amounts. The Company shall provide to the Cash Escrow Agent five (5) Business Days in advance of any Interest Payment Date a written instruction identifying: (i) each holder of Notes; (ii) an address and payment information for payment of interest on the Notes to each such holder; and (iii) a calculation of the amount of interest to be paid to each such holder of Notes. On the Interest Payment Date, the Cash Escrow Agent shall disburse the Case Escrow Amount on deposit to the holders of the Notes in accordance with the Company's instruction.

            4.5. Failure to Deposit Cash Escrow Amounts. Any failure of the Company to timely and fully fund the Cash Escrow Amounts that continues for a period of five days shall be reported by the Cash Escrow Agent to each of the Company, the Collateral Agent and the holders of the Notes identified on the latest list of such holders provided to the Cash Collateral Agent pursuant to
Section 4.4 hereof.

            4.6. Cash Escrow Agent. The Cash Escrow Agent shall be subject and entitled to all of the provisions applicable to the Collateral Agent in Section 5 of this Agreement, including without limitation the compensation and indemnification provisions, as if set out in this Section 4. The Cash Escrow Agent is not a trustee and this Agreement shall not be construed to require the Cash Escrow Agent to enforce any Note Purchase Document, including this Agreement, or to seek deposits of cash amounts from the Company. Absent manifest error, the Cash Escrow Agent shall have no liability in connection with its reliance on the Company in connection with the Company's calculation of the Cash Escrow Amounts or its instructions for disbursing the Cash Escrow Amounts.

                                    SECTION 5

                              THE COLLATERAL AGENT

            5.1. Compensation and Indemnification. The Grantors jointly and severally covenant and agree to pay to the Collateral Agent from time to time, promptly upon receipt of a statement therefor, and the Collateral Agent shall be entitled to, compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Collateral Agent hereunder or under any Note Purchase Document, which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust. The Grantors jointly and severally covenant and agree to pay, indemnify, and hold the Collateral Agent and its respective officers, directors, employees, affiliates, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Guarantor or the Company under this Agreement (all the foregoing, collectively, the "Indemnified Liabilities"), provided, that the Company shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnitee.

            5.2. Rights of the Collateral Agent; Exculpatory Provisions. (a) The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Company thereto or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents or the Secured Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Collateral Agent takes possession of any Collateral, the Collateral Agent shall use the care accorded its own assets in the preservation of the Collateral in its possession and as required by any applicable law. Notwithstanding the foregoing, the Collateral Agent shall be responsible and accountable for damages occasioned by such taking of possession or control which are the result of the Collateral Agent's gross negligence or willful misconduct.

            (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or in any Security Document or Note Purchase Document. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by any Secured Party, the Collateral Agent may conclusively rely on a certificate delivered to the Collateral Agent by such Secured Party, and, if such Secured Party shall not give such information to the Collateral Agent, such Secured Party shall not be entitled to receive distributions hereunder (in which case distributions to those Secured Parties who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Secured Parties who have not supplied such information, the list and information then most recently delivered by the Company regarding those Secured Parties' Secured Obligations (the Company being required to promptly deliver such list and information upon the Collateral Agent's written request)), and the amount so calculated to be distributed to the Secured Party who fails to give such information shall be held in trust for such Secured Party until such Secured Party does supply such information to the Collateral Agent, whereupon on the next Distribution Date the amount distributable to such Secured Party shall be recalculated using such information and distributed to it.

            (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results solely from the taking of such action under this Agreement or any Security Document.

            (d) Notwithstanding any other provision of this Agreement (other than those relating to the care of the Collateral in its possession), the Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or any other Note Purchase Document, including the Security Documents, except for its own gross negligence or willful misconduct.

            (e) Except in the case of an Event of Default of which a Responsible Trust Officer has actual knowledge, the Collateral Agent shall be deemed to have knowledge of an Event of Default only upon receipt of written notice thereof from any of the holders of the Notes or any of the Grantors.

            (f) All requests, directions, orders or authorizations made by any holder of Notes to the Collateral Agent shall be in writing. All requests, directions, orders or authorizations made by any of the Grantors to the Collateral Agent shall be in writing, delivered to the Collateral Agent and signed in the name of each such Grantor by an authorized representative.

            (g) Whenever pursuant to the provisions hereof or of any other Note Purchase Document it is required that any party hereto obtain the consent or approval of the Collateral Agent, or that any matter prove satisfactory or reasonable to the Collateral Agent, the Collateral Agent, prior to giving any such consent or approval or indicating its satisfaction with any such matter, shall (except where doing so, in its good faith judgment, could imperil the Collateral or the Liens therein) be required to consult with the holders of the Notes in a manner deemed reasonable by the Collateral Agent, and the Collateral Agent shall be protected in following any direction of the Required Holders with respect thereto.

            (h) The Collateral Agent shall not be required to risk its own funds or otherwise incur personal liability in the performance of its duties or in the exercise of any rights or remedies hereunder or under the Note Purchase Documents.

            5.3. Delegation of Duties. The Collateral Agent may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            5.4. Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Company delivered to the Collateral

Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.4.

            (b) The Collateral Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents or to interplead any amounts held hereunder from any court of competent jurisdiction. In the event of an interpleader, upon delivering to the court the Collateral that is in dispute or initiating an action in interpleader, the Collateral Agent shall automatically be released from any further obligations or liability hereunder to dispose of such Collateral.

            (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, facsimiles and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement or any other Security Document.

            (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement and the Security Documents, at the request or direction of the Required Holders pursuant to this Agreement or otherwise, unless the Collateral Agent shall have been provided adequate security and any reasonably requested indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

            (e) Upon any application or demand by any Grantor to the Required Holders to cause or permit the Collateral Agent to take any action under any of the provisions of this Agreement or any Security Document, the Grantor shall furnish to the Purchasers a certificate of a Responsible Officer of such Grantor stating that all conditions precedent, if any, provided for in this Agreement, in any relevant Security Document or in the Note Purchase Agreement relating to the proposed action have been or will be (in the case of application of proceeds from sales of assets) complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

            (f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer or representations made by a Responsible Officer in a writing attached to such Opinion of Counsel or filed with the Purchasers.

            5.5. Limitations on Duties of the Collateral Agent. The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Collateral Agent except as may be required by applicable law.

            (b) No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or imposes a tax on the Collateral Agent by reason thereof.

            (c) If an Event of Default has occurred and is continuing, the Collateral Agent shall initiate proceedings on behalf of the holders of the Notes to enforce such holders' rights and remedies with respect to the Collateral in accordance with the terms and conditions of the Security Documents upon receipt of written instruction of the Required Holders directing the Collateral Agent to initiate such proceedings and providing for the indemnity required hereunder. Except as otherwise expressly provided herein, the Collateral Agent shall be under no obligation to take any action to enforce any rights or interests in the Collateral Estate (including, without limitation, the Collateral) or to take any action toward the execution or enforcement of the trusts hereunder or otherwise hereunder, whether on its own motion or on the request of any other Person, which in the opinion of the Collateral Agent may involve loss, liability or expense to it, unless each of the Grantors or one or more of the Secured Parties shall offer and furnish security and indemnity, reasonably satisfactory to the Collateral Agent in accordance herewith, against loss, liability and expense to the Collateral Agent. Notwithstanding anything to the contrary in this Agreement or the Security Documents, in the event the Collateral Agent is entitled or required to commence an action to foreclose any of the Mortgages or otherwise exercise its remedies to acquire control or possession of the Collateral Estate, the Collateral Agent shall not be required to commence any such action or exercise any such remedy to the extent the Collateral Agent has determined in good faith that the Collateral Agent may incur liability under any environmental law as the result of the presence at or release on or from the Collateral Estate of any hazardous materials or hazardous waste unless the Collateral Agent has received security or indemnity in an amount and in a form all satisfactory to the Collateral Agent in its sole discretion, protecting the Collateral Agent from all such liability.

            5.6. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Grantors and the Purchasers resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent, (ii) the acceptance of such appointment by such successor Collateral Agent and (iii) the written approval of such successor Collateral Agent evidenced by one or more instruments signed by the Required Holders. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent, the Grantors or any Secured Party may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 5.6. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Required Holders as provided in
Section 5.6(b). The Required Holders may, at any time upon giving 30 days' prior written notice thereof to Collateral Agent, remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent shall be entitled to fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

            (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by the Required Holders. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of any holder of Notes, Grantor, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the Company be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Company. If the Company shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Agent to do so, or if a Notice of Default has been delivered, the predecessor Collateral Agent may execute the same on behalf of the Company. Each of the Grantors hereby appoint any predecessor Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

            5.7. Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 5.6 shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia or of Canada and having capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

            5.8. Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any corporation that acquires substantially all of the corporate trust business of the Collateral Agent, shall be the

Collateral Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

                                    SECTION 6

                                  MISCELLANEOUS

            6.1. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to a Grantor, the Collateral Agent or a holder of the Notes shall be given in writing and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, addressed (i) if to a Grantor, to such party at its address specified in the Note Purchase Agreement,
(ii) if to the Collateral Agent, to it at its address specified below its signature hereto or any other address which such party shall have specified as its address for the purpose of communications hereunder or (iii) if to a holder of the Notes, to it at its address specified from time to time in a list provided by the Company to the Collateral Agent upon the Collateral Agent's request.

            6.2. No Waivers. No failure on the part of the Collateral Agent, any co-collateral agent, any separate collateral agent or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            6.3. Amendments, Supplements and Waivers. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 18 of the Note Purchase Agreement, provided that no such supplemental agreement shall amend, modify or waive any provision of Section 3.4 or the definition of Secured Obligations without the written consent of each Secured Party whose rights would be adversely affected thereby. Any such supplemental agreement shall be binding upon the Grantors, the Collateral Agent and the Secured Parties and their respective successors and assigns.

            (b) Without the consent of any Secured Party, the Collateral Agent and any of the Grantors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Agent, to mortgage or pledge to the Collateral Agent, or grant a security interest in favor of the Collateral Agent in, any property or assets as additional security for the Secured Obligations.

            6.4. Headings. The table of contents and the headings of Sections and Sections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

            6.5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            6.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

            6.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            6.8. Counterparts. This Agreement may be signed in any number of counterparts (including by facsimile transmission) with the same effect as if the signatures thereto and hereto were upon the same instrument.

            6.9. Termination. Upon the (a) release of the Liens on the Collateral in accordance with Section 18.5 of the Note Purchase Agreement or (b) the termination of the Note Purchase Agreement, the Collateral Agent will promptly, at the Company's expense, (i) execute and deliver to the Company such documents and other instruments as the Company shall reasonably request to evidence the release of Liens on the Collateral (including, without limitation, UCC-3 Termination Statements) and (ii) deliver or cause to be delivered to the Company all property of the Company then held by the Collateral Agent or any agent thereof. Concurrently with any such release or termination, this Agreement and each of the Security Documents shall automatically terminate. The provisions of this Section 6.9 shall survive the termination of this Agreement.

            6.10. Inspection by Regulatory Agencies. The Collateral Agent shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person's possession at all times for inspection by any regulatory agency having jurisdiction over any Grantor to the extent required by such regulatory agency in its discretion.

            6.11. Submission to Jurisdiction; Waivers. Each Grantor and the Collateral Agent hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at the address specified in Section 6.1;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other court of competent jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            6.12. Waivers of Jury Trial. EACH GRANTOR, THE COLLATERAL AGENT AND EACH PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed (by their respective authorized officers in the case of corporate parties) as of the day and year first written above.


                                WILLIAMS ENERGY PARTNERS, L.P.,

                                By: Williams GP LLC as its General Partner


                                By:  ___________________________
                                     Name:
                                     Title:



                                WILLIAMS PIPE LINE COMPANY LLC

                                By: Williams Energy Partners, L.P as its
                                    Sole Member and Manager

                                By: Williams GP LLC as its General Partner


                                By:  ___________________________
                                     Name:
                                     Title:


                                STATE STREET BANK AND TRUST COMPANY, as
                                Collateral Agent and as Cash Escrow Agent

                                By:   ___________________________
                                      Name:
                                      Title:

                                Address:  2 Avenue de Lafayette - LCC 6
                                          Boston, Massachusetts 02111
                                          Attention: Corporate Trust Department